Exhibit 10.12

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of November 30, 2010 and is made by and among UNDER ARMOUR, INC., a Maryland corporation (the “Borrower”), the GUARANTORS (as defined below), the LENDERS (as defined below), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (in such capacity, the “Administrative Agent”), SUNTRUST BANK, as Syndication Agent (in such capacity, the “Syndication Agent”), and COMPASS BANK, as Documentation Agent (in such capacity, the “Documentation Agent”).

RECITALS

A.        Pursuant to that certain Credit Agreement dated as of January 28, 2009 (the “Credit Agreement”) among the Borrower, the Guarantors (as defined therein), the Lenders (as defined therein), the Administrative Agent, the Syndication Agent, and the Documentation Agent, as amended by the First Amendment to Credit Agreement dated as of May 13, 2009, the Second Amendment to Credit Agreement dated as of June 29, 2009, and the Third Amendment to Credit Agreement dated as of July 19, 2010 (as amended, the “Credit Agreement”), the Lenders extended (or committed to extend) credit to the Borrower as set forth therein.

B.        The Loan Parties (as defined in the Credit Agreement) have requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders are willing to do so, but only on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties hereto agree:

1.        Unless otherwise defined to the contrary herein, all capitalized terms used in this Amendment shall have the meaning set forth in the Credit Agreement.

2.        The definition of “Permitted Investments” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Permitted Investments shall mean:

(i)      marketable direct obligations issued or unconditionally guaranteed by the United States Government or any state or municipality thereof or the District of Columbia having maturities of not more than twelve (12) months from the date of acquisition, and certificates of deposit and time deposits having maturities of not more than twelve (12) months from the date of acquisition, banker’s acceptances having maturities of not more than twelve (12) months from the date of acquisition and overnight bank deposits which at the time of acquisition are rated A–1 or better by S&P or P–1 or better by Moody’s, or by a Lender;

(ii)      investments in negotiable instruments acquired in the ordinary course of business for collection;

(iii)     investments received in settlement of Accounts Receivable arising in the ordinary course of business or owing to a Loan Party as a result of any dispute with customers or suppliers or upon the foreclosure or enforcement of any lien in favor of a Loan Party as security for an Account Receivable, and investments made in exchange for Accounts Receivable arising in the ordinary course of business which have not been collected for one hundred (120) days and which are, in the good faith judgment of the Loan Parties, substantially uncollectible, in each case for so long as any instrument evidencing such investment is, promptly upon receipt, duly endorsed to the order of and delivered to the Administrative Agent to be held as security for the Obligations;

 (iv)      trade credit extended on usual and customary terms in the ordinary course of business;

 (v)       advances to employees to meet reasonable expenses incurred by such employees in the ordinary course of business;

 (vi)      reasonable loans or advances (including, without limitation, to employees or suppliers) so long as the aggregate amount of such loans and advances outstanding by the Loan Party and their Subsidiaries does not exceed the sum of $2,000,000 at any time;

 (vii)     loans, advances, capital contributions or investments in other Loan Parties or their Subsidiaries;

 (viii)    loans or equity investments not exceeding $20,000,000 in the aggregate to entities involved in the development, manufacturing, distribution or marketing of any technology or product related to the business of the Borrower and its Subsidiaries;

 (ix)      investments in Subsidiaries permitted to be formed by Section 7.2.8 hereof;

 (x)       any money market or similar fund the assets of which are comprised exclusively of any of the items specified in clause (i) above and as to which withdrawals are permitted daily;

 (xi)      repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (i) above entered into with any financial institution meeting the qualifications specified in clause (i); and

 (xii)     commercial paper having at the time of investment therein or a contractual commitment to invest therein a rating of A–1 or better by S&P or P–1 or better by Moody’s, and having a maturity within six (6) months after the date of acquisition thereof.”

3.        The Loan Parties and the Lenders hereby ratify and confirm their respective obligations under the Credit Agreement, as amended by this Amendment, and agree that the Credit Agreement hereby remains in full force and effect after giving effect to the effectiveness of this Amendment and that, upon such effectiveness, all references in the Loan Documents to the “Credit Agreement” shall be references to the Credit Agreement as amended by this Amendment.

4.        Except as specifically set forth above, this Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement.

5.        This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

6.        This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

ATTEST:	UNDER ARMOUR, INC.,
a Maryland corporation

/s/ John P. Stanton	By: /s/ Brad Dickerson

Printed: Brad Dickerson

Title: Chief Financial Officer

UNDER ARMOUR MANUFACTURING, LLC, a Maryland limited liability company

By: Under Armour, Inc., a Maryland corporation, its sole member

/s/ John P. Stanton	By: /s/ Brad Dickerson

Printed: Brad Dickerson

Title: Chief Financial Officer

UNDER ARMOUR RETAIL, INC.,
a Maryland corporation

/s/ John P. Stanton	By: /s/ Brad Dickerson

Printed: Brad Dickerson

Title: Treasurer

UNDER ARMOUR HOLDINGS, INC.,
a Maryland corporation

/s/ John P. Stanton	By: /s/ Brad Dickerson

Printed: Brad Dickerson

Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

ATTEST:	UNDER ARMOUR RETAIL OF MARYLAND, L.L.C.
UNDER ARMOUR RETAIL OF FLORIDA, LLC
UNDER ARMOUR RETAIL OF OHIO, LLC
UNDER ARMOUR RETAIL OF CALIFORNIA, LLC
UNDER ARMOUR RETAIL OF TEXAS, LLC
UNDER ARMOUR RETAIL OF WISCONSIN, LLC UNDER ARMOUR RETAIL OF MASSACHUSETTS, LLC
UNDER ARMOUR RETAIL OF PENNSYLVANIA, LLC
UNDER ARMOUR RETAIL OF DELAWARE, LLC
UNDER ARMOUR RETAIL OF GEORGIA, LLC
UNDER ARMOUR RETAIL OF NEW YORK, LLC
UNDER ARMOUR RETAIL OF NEW JERSEY, LLC
UNDER ARMOUR RETAIL OF DC, LLC
UNDER ARMOUR RETAIL OF CONNECTICUT, LLC
UNDER ARMOUR RETAIL OF ILLINOIS, LLC
UNDER ARMOUR RETAIL OF SOUTH CAROLINA, LLC
UNDER ARMOUR RETAIL OF MICHIGAN, LLC
UNDER ARMOUR RETAIL OF MAINE, LLC
UNDER ARMOUR RETAIL OF TENNESSEE, LLC
UNDER ARMOUR RETAIL OF VIRGINIA, LLC,
UNDER ARMOUR RETAIL OF COLORADO, LLC
UNDER ARMOUR RETAIL OF NEW HAMPSHIRE, LLC
UNDER ARMOUR RETAIL OF ARIZONA, LLC
UNDER ARMOUR RETAIL OF INDIANA, LLC
UNDER ARMOUR RETAIL OF MINNESOTA, LLC
UNDER ARMOUR RETAIL OF MISSISSIPPI, LLC
UNDER ARMOUR RETAIL OF MISSOURI, LLC
UNDER ARMOUR RETAIL OF NEVADA, LLC
UNDER ARMOUR RETAIL OF NORTH CAROLINA, LLC
UNDER ARMOUR RETAIL OF OKLAHOMA, LLC
UNDER ARMOUR RETAIL OF OREGON, LLC

each a limited liability company

By: Under Armour Retail, Inc., its sole member

/s/ John P. Stanton	By: /s/ Brad Dickerson

Printed: Brad Dickerson

Title: Treasurer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By: /s/ John E. Hehir

Printed: John E. Hehir

Title: Senior Vice President, Corporate Banking

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK,
individually and as Syndication Agent

By: /s/ Gregory A. Farno

Printed: Gregory A. Farno

Title: Senior Vice President

Exhibit 10.12

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

COMPASS BANK,
individually and as Documentation Agent
By: /s/ April Chan

Printed: April Chan

Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

BRANCH BANKING & TRUST COMPANY

By: /s/ Glenn A. Page

Printed: Glenn A. Page

Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By: /s/ Mary Giermek

Printed: Mary Giermek

Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST
COMPANY

By: /s/ Robert Topper

Printed: Robert Topper

Title: Vice President

.